UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 4, 2021
(Date of earliest event)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 South Broadway, 4th Floor White Plains, New York	10601
(Address of principal executive offices)	(Zip code)

(888) 496-8001
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.
On June 4, 2021, Turtle Beach Corporation (the “Company”) held by live webcast its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting. Matters submitted to the stockholders and voted upon at the Annual Meeting, which are more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”), were (1) the election of six nominees to the Company’s Board of Directors (the “Board”), (2) the ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (3) an advisory vote on the compensation of the Company’s named executive officers (“NEOs”) and (4) a vote to approve amendments to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended, the “2013 Plan”), to increase the total number of shares of common stock authorized for grant under the 2013 Plan from 4,302,353 shares to 5,277,353 shares (subject, in each case, to adjustments for stock splits, stock dividends and the like).
There were 11,840,088 shares of the Company’s common stock represented at the Annual Meeting by virtual attendance or by proxy, constituting approximately 74.91% of the Company’s outstanding common stock on April 12, 2021, the record date. The tables below show the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no broker non-votes for the proposal regarding the ratification of the accounting firm.
Proposal 1. Election of Directors
Nominee	For	Withheld Authority	Broker Non-Votes
Juergen Stark	8,666,475	167,130	3,006,483
William E. Keitel	8,750,233	83,372	3,006,483
L. Gregory Ballard	8,748,354	85,251	3,006,483
Yie-Hsin Hung	8,747,516	86,089	3,006,483
Kelly Thompson	8,751,962	81,643	3,006,483
Andrew Wolfe, Ph.D.	8,752,251	81,354	3,006,483

Proposal 2. Ratification of the Appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
For	Against	Abstain
11,802,388	19,091	18,609

Proposal 3. Advisory vote on the compensation of NEOs.
For	Against	Abstain	Broker Non-Votes
8,228,731	565,113	39,761	3,006,483

Proposal 4. Vote to approve amendments to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended, the “2013 Plan”), to increase the total number of shares of common stock authorized for grant under the 2013 Plan from 4,302,353 shares to 5,277,353 shares (subject, in each case, to adjustments for stock splits, stock dividends and the like).
For	Against	Abstain	Broker Non-Votes
6,452,115	2,158,176	223,314	3,006,483

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  June 7, 2021

TURTLE BEACH CORPORATION
By:	/S/ JOHN T. HANSON
John T. Hanson
Chief Financial Officer, Treasurer and Secretary